Scudder
GNMA
Fund





Semiannual Report
September 30, 1997


Pure No-Load(TM) Funds



A pure no-load(TM) (no sales charges) mutual fund which seeks high current income primarily from U.S. Government guaranteed mortgage-backed ("Ginnie Mae") securities.


SCUDDER        [LOGO]

                                    In Brief


o For the six-month period ended September 30, 1997, Scudder GNMA Fund provided a total return of 6.57%. This compares with the 6.70% average return of the 55 GNMA funds tracked by Lipper Analytical Services for the same period. On September 30, the Fund posted a 6.43% 30-day SEC yield.

o At the close of the period, the majority of the Fund's portfolio was invested in mortgage-backed securities in the 7.5% to 8.0% range. These securities represent newly issued mortgages, and are the highest yielding coupons within the sector.

o We expect steady to declining volatility in the mortgage-backed market to continue, and believe Scudder GNMA Fund is well positioned to seek favorable returns in the current environment.




                                Table of Contents

3  Letter from the Fund's President         11  Financial Statements
4  Performance Update                       14  Financial Highlights
5  Portfolio Summary                        15  Notes to Financial Statements
6  Portfolio Management Discussion          20  Officers and Trustees
9  Glossary of Investment Terms             21  Investment Products and Services
10 Investment Portfolio                     22  Scudder Solutions


                              2-SCUDDER GNMA FUND

                        Letter from the Fund's President

Dear Shareholders,

     We're pleased to provide you with this semiannual report on Scudder GNMA Fund for the period ended September 30, 1997. The Fund posted a 6.57% total return as of September 30 for the six-month period, roughly in keeping with its peers as gauged by Lipper Analytical Services. As of September 30, the Fund offered a 6.43% 30-day SEC yield. With this report, we welcome Mark Boyadjian as Lead Portfolio Manager of the Fund and also welcome Scott Anthony as Portfolio Manager. Please read the Portfolio Management Discussion beginning on page 6 for detailed information about Scudder GNMA Fund's investment philosophy and process.

     For those of you interested in hearing about new products from Scudder, we would like to take this opportunity to tell you about a recent addition to our family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire exposure to overseas equities but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of well established companies listed on foreign exchanges.
For a complete listing of Scudder's mutual fund offerings, see page 21.

     Thank you for your interest and investment in Scudder GNMA Fund. If you have questions about the Fund, please contact a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder GNMA Fund


                              3-SCUDDER GNMA FUND

PERFORMANCE UPDATE as of September 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/97   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GNMA FUND
--------------------------------------
1 Year    $10,905     9.05%   9.05%
5 Year    $13,303    33.03%   5.87%
10 Year   $22,640   126.40%   8.51%

--------------------------------------
LEHMAN BROTHERS MORTGAGE GNMA INDEX
--------------------------------------
1 Year    $11,027     10.27%  10.27%
5 Year    $14,024     40.24%   6.99%
10 Year   $25,538    155.38%   9.82%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED MONTH SEPTEMBER 30

SCUDDER GNMA FUND
Year            Amount
----------------------
'87            $10,000
'88            $11,200
'89            $12,175
'90            $13,223
'91            $15,246
'92            $17,019
'93            $18,112
'94            $17,487
'95            $19,733
'96            $20,762
'97            $22,640

LEHMAN BROTHERS MORTGAGE GNMA INDEX
Year            Amount
----------------------
'87            $10,000
'88            $11,506
'89            $12,807
'90            $14,016
'91            $16,343
'92            $18,210
'93            $19,411
'94            $19,176
'95            $21,873
'96            $23,159
'97            $25,538

The unmanaged Lehman Brothers Mortgage GNMA Index is a value-weighted measure of measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED MARCH 31

                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.42 $ 14.35 $ 14.30 $ 15.19 $ 15.61 $ 15.30 $ 13.84 $ 14.61 $ 14.43 $ 14.74
INCOME DIVIDENDS..   $  1.32 $  1.26 $  1.25 $  1.22 $  1.28 $  1.27 $   .95 $   .95 $   .92 $   .96
FUND TOTAL
RETURN (%)........     12.00    8.70    8.61   15.29   11.63    6.42   -3.45   12.85    5.22    9.05
INDEX TOTAL
RETURN (%)........     15.04   11.31    9.45   16.61   11.43    6.59   -1.22   14.07    5.88   10.27


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                              4-SCUDDER GNMA FUND

PORTFOLIO SUMMARY as of September 30, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
(Excludes Cash Equivalents, Net)
---------------------------------------------------------------------------
Government National
Mortgage Association             100%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Our strategy has been to
maintain a fully invested position
to take advantage of favorable
market conditions.

--------------------------------------------------------------------------
GNMA COUPONS
(Excludes Cash Equivalents, Net)
--------------------------------------------------------------------------
7.5%                               61%
8.0%                               39%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

In the current environment of low
to declining volatility, the Fund
focused on newly issued mortgages
of 7.5% and 8%. These GNMAs offer
an incrementally higher level of
income to compensate for any
refinancing risk.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
(Excludes Cash Equivalents, Net)
--------------------------------------------------------------------------
5-6 years                          39%
6-7 years                          61%
--------------------------------------
                                  100%
--------------------------------------

WEIGHTED AVERAGE EFFECTIVE MATURITY:  6.97 YEARS

We believe 5- to 7-year GNMAs should
perform well in the current market
environment.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              5-SCUDDER GNMA FUND

                         Portfolio Management Discussion

We are pleased to present an interview with Scudder GNMA Fund's Portfolio Management Team, Lead Portfolio Manager Mark Boyadjian and Portfolio Manager Scott Anthony. Mark assumed the role of Lead Portfolio Manager in March 1997, when Scott joined the team.

Q:  How has Scudder GNMA Fund performed over the past six months?

Mark Boyadjian: For the six months ended September 30, 1997, Scudder GNMA Fund's total return was 6.57%. For the same period, the GNMA market returned 6.96% as measured by the unmanaged Lehman Brothers GNMA Index. Over the 12 months ended September 30, the Fund's total return was 9.05%, compared with the Index's return of 10.27%. On September 30, the Fund offered a 6.43% 30-day SEC yield.

Q: You've changed the Fund's investment process recently. Can you explain the new approach?

Mark Boyadjian: One of the most significant changes we've made is that we no longer try to actively anticipate the direction of interest rates. The reason is that the majority of GNMA funds have consistently underperformed the unmanaged Lehman Brothers GNMA benchmark over rolling periods of three years and longer. Even the top-quartile GNMA funds have been unable to match the Index.

Q: Why is that?

Mark Boyadjian: GNMA portfolio managers all essentially pick from the same pool of investable government securities, and in order to differentiate their investment performance most make active interest rate bets. However, GNMAs and other mortgage-backed securities are continuously "callable" because of the underlying right that the homeowners (or borrowers) have to refinance their mortgages at any time. For example, when interest rates fall and the bond market rallies, a GNMA security will not deliver the same full price appreciation one would expect from a comparable Treasury bond because the GNMA's underlying mortgages are prepaid as homeowners refinance, so the GNMAs are in effect called away. Conversely, when interest rates rise and bond prices decline, homeowners are less likely to refinance their mortgages at a higher interest rate and thus the expected average life of the security increases, along with its interest rate risk. For example, a homeowner with an 8% mortgage rate is not going to refinance to a 9% mortgage. In summary, the amount of interest rate risk, also known as duration, for a particular GNMA security can change significantly -- and adversely -- when the level of interest rates changes. Therefore, we believe that making interest rate bets with mortgage-backed securities is a losing proposition and, to the extent that most of our peers make active interest rate bets within the sector, they will most likely continue to underperform the Lehman GNMA Index.


We believe that it doesn't make sense to make interest rate bets with mortgages because it's a risk we are not compensated for bearing. Consequently, we avoid taking the uncompensated risk of guessing the direction of interest rates or having an interest rate risk (duration) profile that differs from our benchmark, the Lehman Brothers GNMA Index. We accomplish this by matching the duration of the portfolio to the Lehman GNMA Index, which we use as our proxy for the GNMA


                              6-SCUDDER GNMA FUND
market. By matching the interest rate risk of the Index on a daily basis, we seek to outperform both the Lehman GNMA Index and other GNMA portfolios, with greater predictability of return.


Q: In attempting to match the duration of the Index and achieve higher returns, what is your process?


Mark Boyadjian: We actively manage the volatility of our portfolio's duration versus the Index. In other words, we seek to predict how the Fund's duration (and interest rate risk) will change relative to that of the Index for a given change in interest rates. The portfolio's duration may be either more or less sensitive to changes in interest rates than the Index, depending on our outlook for the volatility of the Index duration. If we expect this volatility to be low, as it has been for most of 1997, we will maintain a profile that has greater relative duration sensitivity than the Index. That is, for a given change in interest rates, the total duration of the portfolio would change (either increase or decrease) more than the Index, requiring that we "rebalance" the portfolio so that its duration is equivalent to the benchmark. For bearing this rebalancing risk we receive additional income or yield from the securities we are invested in. If we correctly predict a period of declining or low volatility, we should outperform our benchmark due to our income advantage for bearing the additional risk relative to the Index.


On the other hand, if we project a period of increasing or high volatility, we will invest in securities which possess less relative duration sensitivity than the Index. Thus for a given change in interest rates, the total duration of the portfolio would change less than the Index. Whenever the portfolio's duration differs from the Index's duration, we rebalance the portfolio by either buying or selling securities to lengthen or shorten the Fund's duration to bring the portfolio's duration in line with the Index. What we are managing is the relative sensitivity of the portfolio's duration to changes in interest rates, but we are not guessing the direction of interest rates. We are trying to project whether or not there will be high or low volatility in the duration of the Index and then position the portfolio to benefit accordingly. It's also important to explain that in following this strategy, we are not running up large transaction costs; our purchases and sales are typically executed in small increments as we fine tune the portfolio.

Q:  Scott, what has the market environment for GNMAs been recently?

Scott Anthony: During 1997 interest rates have trended lower, while at the same time, volatility in the GNMA marketplace has declined significantly. Because of this, mortgages, which are very sensitive to changes in volatility, have performed quite well in relationship to Treasuries. The interest rate spread between GNMAs and comparable Treasuries has narrowed significantly, leading to substantial outperformance by mortgages. Investors have had a seemingly insatiable appetite for incremental yield above and beyond Treasuries, and mortgages have benefited from increased demand from all areas of the market. For the past 12 months mortgage returns were in double digits, while the relative risk of mortgages has generally been less than that of most other fixed income


                              7-SCUDDER GNMA FUND
securities. This has been a very attractive sector to be invested in.

Q:  Given this environment, what has been your strategy?

Mark Boyadjian: As Scott said, during the last six months we've been in a period of low to declining volatility. Given this environment, the Fund has focused on newly issued mortgages of 7.5% and 8% that are on the "cusp," or vulnerable to refinancing if rates fall further. These GNMAs are more sensitive to interest rates, and in a low volatility environment, they are the type of bonds we want to be invested in. That's because the Fund is being paid an incrementally higher level of income to take on the additional level of risk these securities bear. We were willing to assume this risk because we projected that the volatility of the Lehman GNMA Index was low or declining, which turned out to be the case.

Q:  Can you provide an outlook for the coming months?

Mark Boyadjian: We're excited about the coming months and beyond because we believe the predictability of the Fund's returns compared with the Index will continue to increase. We will also continue to apply the disciplined investment process that I've explained. And we expect the current environment of steady to declining volatility in the mortgage market to hold for some time. We believe Scudder GNMA Fund will continue to be appropriate for investors seeking attractive current income from a portfolio of securities guaranteed by the U.S. government.

                              8-SCUDDER GNMA FUND

                          Glossary of Investment Terms

COUPON The interest rate on a bond that the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a GNMA security with a 10% coupon would pay $100 on a face amount of $1,000 each year.

DURATION A measure of a fixed-income instrument's sensitivity to changes in interest rates that takes into account the timing and amount of payments of principal and interest to holders of the security.

GNMA A security, backed by a pool of individual mortgages and guaranteed by the Government National Mortgage Association (Ginnie Mae), which passes through to investors the interest and principal payments of homeowners. Homeowners make their mortgage payments to a bank; after deducting a service charge, the bank forwards the mortgage payments to the holders of GNMA securities. Ginnie Mae guarantees that investors will receive timely principal and interest payments even if homeowners do not make their mortgage payments on time.

30-DAY SEC YIELD The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN     The most common yardstick to measure the performance of a fund.
                 Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD SPREAD     The difference in yield between various types of bonds. A
                 mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it often means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                              9-SCUDDER GNMA FUND

            Investment Portfolio as of September 30, 1997 (Unaudited)

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 11.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02% to
  be repurchased at $45,794,657 on 10/1/97, collateralized by a                                                  -------------
  $45,425,000 U.S. Treasury Bond, 5.625%, 11/30/98 (Cost $45,787,000) ...................     45,787,000            45,787,000
                                                                                                                 -------------
Government National Mortgage Association 106.2%*
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru 7.5% with various maturities
  to 9/15/27 (b) ........................................................................    247,328,092           251,621,577
Government National Mortgage Association Pass-thru 8% with various maturities to
  5/15/27 (b) (c) .......................................................................    154,453,813           159,666,629
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $407,220,254)                                                 411,288,206
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  % of
                                                                                               Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $453,007,254) (a) ......................................          118.0           457,075,206
Other Assets and Liabilities, Net .......................................................          (18.0)          (69,835,435)
                                                                                                  ------         -------------
Net Assets ..............................................................................          100.0           387,239,771
                                                                                                  ======         =============

  (a) Cost for federal income tax purposes was $453,007,254. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $4,067,952. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,067,952.

  (b) At September 30, 1997, these pools, in part or in whole, have been segregated to cover when-issued or forward delivery pools.

  (c) When-issued or forward delivery pools included.

    * The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                              10-SCUDDER GNMA FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (including repurchase agreements of $45,787,000)
                    (identified cost $453,007,254) ...................................      $ 457,075,206
                 Receivable for investments sold .....................................            698,537
                 Receivable on Fund shares sold ......................................            145,829
                 Interest receivable .................................................          2,442,149
                 Other Assets ........................................................             10,251
                                                                                            ----------------
                 Total assets ........................................................        460,371,972
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ...............................................            164,065
                 Payable for investments purchased ...................................            580,588
                 Payable for when-issued and forward delivery pools ..................         71,163,321
                 Payable for Fund shares redeemed ....................................            137,135
                 Dividends payable ...................................................            563,957
                 Accrued management fee ..............................................            201,554
                 Other payables and accrued expenses .................................            321,581
                                                                                            ----------------
                 Total liabilities ...................................................         73,132,201
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 387,239,771
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ...............          4,067,952
                 Accumulated net realized loss .......................................        (26,843,715)
                 Paid-in capital .....................................................        410,015,534
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 387,239,771
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset value, offering and redemption price per share
                 ($387,239,771 / 26,273,377 outstanding shares of beneficial
                 interest, $.01 par value, unlimited number of shares                       ----------------
                 authorized) .........................................................             $14.74
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                              11-SCUDDER GNMA FUND

                             Statement of Operations
                 six months ended September 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  14,644,111
                                                                                            -----------------
                 Expenses:
                 Management fee ......................................................          1,213,388
                 Services to shareholders ............................................            584,463
                 Trustees' fees and expenses .........................................             20,591
                 Custodian and accounting fees .......................................             58,161
                 Reports to shareholders .............................................             31,451
                 Legal ...............................................................             10,419
                 Auditing ............................................................             21,697
                 Registration fees ...................................................             24,892
                 Other ...............................................................              5,179
                                                                                            -----------------
                                                                                                1,970,241
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         12,673,870
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................          2,398,498
                 Futures .............................................................            (34,866)
                                                                                            -----------------
                                                                                                2,363,632
                 Net unrealized appreciation (depreciation) during the period on
                    investments ......................................................          9,511,941
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    11,875,573
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  24,549,443
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             12-SCUDDER GNMA FUND

                       Statements of Changes in Net Assets

                                                                                Six Months
                                                                                   Ended
                                                                               September 30,      Year Ended
                                                                                   1997            March 31,
Increase (Decrease) in Net Assets                                               (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .....................................      $12,673,870       $26,152,397
               Net realized gain from investment transactions ............        2,363,632           248,489
               Net unrealized appreciation (depreciation) on investment
                  transactions during the period .........................        9,511,941        (7,140,110)
                                                                              ----------------  ----------------
               Net increase (decrease) in net assets resulting from
                  operations .............................................       24,549,443        19,260,776
               Distributions to shareholders from net investment income ..      (12,673,870)      (26,152,397)
                                                                              ----------------  ----------------
               Fund share transactions:
               Proceeds from shares sold .................................       34,945,995        70,592,166
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................        9,179,444        18,819,045
               Cost of shares redeemed ...................................      (51,769,405)     (124,343,431)
                                                                              ----------------  ----------------
               Net increase (decrease) in net assets from Fund share
                  transactions ...........................................       (7,643,966)      (34,932,220)
                                                                              ----------------  ----------------
               Increase (decrease) in net assets .........................        4,231,607       (41,823,841)
               Net assets at beginning of period .........................      383,008,164       424,832,005
                                                                              ----------------  ----------------
               Net assets at end of period ...............................      $387,239,771      $383,008,164
                                                                              ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .................       26,796,857        29,220,534
                                                                              ----------------  ----------------
               Shares sold ...............................................        2,401,772         4,875,126
               Shares issued to shareholders in reinvestment of
                  distributions ..........................................          628,840         1,300,541
               Shares redeemed ...........................................       (3,554,092)       (8,599,344)
                                                                              ----------------  ----------------
               Net increase (decrease) in Fund shares ....................         (523,480)       (2,423,677)
                                                                              ----------------  ----------------
               Shares outstanding at end of period .......................       26,273,377        26,796,857
                                                                              ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                             13-SCUDDER GNMA FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                       Six Months
                          Ended
                       September 30,
                         1997                                        Years Ended March 31,
                       (Unaudited)    1997    1996    1995     1994(c)    1993     1992      1991    1990     1989    1988
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning            -----------------------------------------------------------------------------------------------------
   of period .........   $14.29     $14.54  $14.07  $14.33    $15.52    $15.07   $14.80    $14.22  $13.87   $14.61  $15.44
                        -----------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment
   income ............      .48        .93     .94     .93      1.12      1.29     1.24      1.23    1.26     1.28    1.30
Net realized and
   unrealized gain
   (loss) on investment
   transactions ......      .45       (.25)    .47    (.26)    (1.19)      .45      .27       .58     .35     (.74)   (.83)
Total from investment   -----------------------------------------------------------------------------------------------------
   operations ........      .93        .68    1.41     .67     (.07)      1.74     1.51      1.81    1.61      .54     .47
                        -----------------------------------------------------------------------------------------------------
Less distributions from:
Net investment
   income ............     (.48)      (.93)   (.94)   (.92)   (1.12)     (1.29)   (1.24)    (1.23)  (1.26)   (1.28)  (1.30)
Net realized gains on
   investment
   transactions ......       --         --      --      --       --         --       --        --      --       --      --(a)
Tax return of
   capital ...........       --         --      --    (.01)      --         --       --        --      --       --      --
                        -----------------------------------------------------------------------------------------------------
Total distributions ..     (.48)      (.93)   (.94)   (.93)   (1.12)     (1.29)   (1.24)    (1.23)  (1.26)   (1.28)  (1.30)
                        -----------------------------------------------------------------------------------------------------
Net asset value, end    -----------------------------------------------------------------------------------------------------
   of period .........   $14.74     $14.29  $14.54  $14.07   $14.33     $15.52   $15.07    $14.80  $14.22   $13.87  $14.61
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .....     6.57**     4.81   10.20    4.94      (.64)    11.91    10.48     13.26   11.86     3.81    3.47
Ratios and Supplemental Data
Net assets, end of
   period ($ millions)      387        383     425     429       544       597      350       264     251      242     251
Ratio of operating
   expenses to average
   daily net
   assets (%) ........     1.02*       .96     .94     .95       .87       .93      .99      1.04    1.05     1.04    1.04
Ratio of net investment
   income to average
   net assets (%) ....     6.54*      6.44    6.45    6.65      7.35      8.36     8.24      8.49    8.74     8.95    8.93
Portfolio turnover rate
   (%) ...............    129.9*(b)  188.0   157.8   220.5(b)  272.1(b)   87.3(b)  87.1(b)   52.1    71.3    128.4    92.1

(a) Distributions from net realized gains were less than 3/10 of $.01 per share.

(b) The significant increase in the portfolio turnover rate for the year ended March 31, 1994 is primarily attributable to prepayments. The portfolio turnover rates including mortgage dollar roll transactions were 211.5%, 255.4%, 392.5%, 356.8%, and 147.0%, for the periods ended September 30,
    1997, March 31, 1995, 1994, 1993, and 1992, respectively.

(c) Per share amounts have been calculated using weighted average shares outstanding.

*   Annualized   **Not annualized


                              14-SCUDDER GNMA FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments having an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1997, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.


                              15-SCUDDER GNMA FUND

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $29,207,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1997, purchases and sales of investment securities (excluding short-term investments and mortgage dollar roll transactions) aggregated $261,894,162 and $233,252,380, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $172,084,727 and $172,914,773, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1997 was $9,750,307.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser


                              16-SCUDDER GNMA FUND
determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of the Fund's average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the six months ended September 30, 1997, the fee pursuant to the Agreement amounted to $1,213,388, which was equivalent to an annualized effective rate of .63% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SSC aggregated $304,377 of which $51,825 is unpaid at September 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by STC aggregated $84,391, of which $13,663 is unpaid at September 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $33,246 of which $6,285 is unpaid at September 30, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At September 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $63,167.

The Fund pays each Trustee not affiliated with the Adviser $4,800 annually, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1997, Trustees' fees and expenses aggregated $20,591.


                              17-SCUDDER GNMA FUND

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                              18-SCUDDER GNMA FUND

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                              19-SCUDDER GNMA FUND

                              Officers and Trustees


Daniel Pierce*
President and Trustee

David S. Lee*
Trustee and Vice President

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

David H. Glen*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Kathryn L. Quirk*
Vice President




                                     *Scudder, Stevens & Clark, Inc.


                              20-SCUDDER GNMA FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                              21-SCUDDER GNMA FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                              22-SCUDDER GNMA FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.



                              23-SCUDDER GNMA FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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